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                                                                     EXHIBIT 4.1

                           INCORPORATED UNDER THE LAWS
                            OF THE STATE OF DELAWARE
                                     [LOGO]


NUMBER                                                                    SHARES
RSA
                                RSA SECURITY INC.

THIS CERTIFICATE IS TRANSFERABLE                                 SEE REVERSE FOR
IN BOSTON, MA OR NEW YORK, NY                                CERTAIN DEFINITIONS

                                                               CUSIP 749719 10 0


THIS CERTIFIES THAT


is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE, OF

RSA Security Inc. transferable on the books of the Corporation in person or by attorney upon surrender of this Certificate properly endorsed or assigned. This Certificate and the shares represented hereby are subject to the laws of the State of Delaware and to the Certificate of Incorporation and the By-laws of the Corporation as from time to time amended (copies of which are on file with the Transfer Agent) to all of which the holder by acceptance hereof assents.

     This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar. IN WITNESS WHEREOF, RSA Security Inc. has caused its facsimile corporate seal and the facsimile signatures of its duly authorized officers to be hereunto affixed.

     Dated:

                                     [SEAL]

     /s/ John F. Kennedy                      /s/ Charles R. Stuckey, Jr.
         Treasurer                                Chairman of the Board of
                                                  Directors

Countersigned and Registered:
STATE STREET BANK AND TRUST COMPANY
Transfer Agent and Registrar
By

AUTHORIZED SIGNATURE




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                                RSA SECURITY INC.


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common             UNF GIFT MIN ACT - ....Custodian....
TEN ENT -- as tenants by the entireties                        (Cust)    (Minor)
JT TEN -- as joint tenants with right of           under Uniform Gifts to Minors
            survivorship and not as tenants       Act...........................
            in common                                         (State)
COM PROP -- as community property

     Additional abbreviations may also be used though not in the above list.

For value received, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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___________________________________ Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated, _____________________

                   -----------------------------------------------------------
           NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
                   NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


SIGNATURE(S) GUARANTEED:------------------------------------------------------
                         THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.